UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-9375
                                   811-9633

Name of Fund: Merrill Lynch Global Financial Services Fund, Inc.
              Global Financial Services Master Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        Global Financial Services Fund, Inc. and Global Financial Services Master Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 09/30/03

Date of reporting period: 10/01/02 - 09/30/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                Merrill Lynch
                                Global Financial
                                Services Fund, Inc.

Annual Report
September 30, 2003

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Global Financial Services Fund, Inc.

Worldwide Investments as of September 30, 2003 (unaudited)

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Freddie Mac .................................................            6.7%
RenaissanceRe Holdings Ltd. .................................            6.4
ACE Limited .................................................            5.4
American Home Mortgage Holdings, Inc. .......................            5.0
Hannover Rueckversicherungs AG ..............................            4.6
Affiliated Managers Group, Inc. .............................            3.8
Fannie Mae ..................................................            3.8
Citigroup Inc. ..............................................            3.7
Capital One Financial Corporation ...........................            3.5
Friedman, Billings, Ramsey Group, Inc. (Class A) ............            3.3
--------------------------------------------------------------------------------

Industries Represented                                                Percent of
in the Portfolio*                                                     Net Assets
--------------------------------------------------------------------------------
Thrifts & Mortgage Finance ..................................            26.9%
Insurance ...................................................            26.1
Commercial Banks ............................................            19.5
Diversified Financial Services ..............................             9.2
Capital Markets .............................................             7.1
Consumer Finance ............................................             6.5
Real Estate .................................................             4.1
IT Services .................................................             0.1
--------------------------------------------------------------------------------
* For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

                                                                      Percent of
Geographic Allocation                                                 Net Assets
--------------------------------------------------------------------------------
United States ...............................................            53.8%
Bermuda .....................................................            16.0
United Kingdom ..............................................             6.5
Germany .....................................................             4.6
Netherlands .................................................             4.4
Belgium .....................................................             3.3
Denmark .....................................................             3.3
Ireland .....................................................             3.1
Turkey ......................................................             1.2
Spain .......................................................             1.0
South Korea .................................................             1.0
France ......................................................             0.4
Hong Kong ...................................................             0.3
Switzerland .................................................             0.3
China .......................................................             0.3
--------------------------------------------------------------------------------

Important Tax Information (unaudited)

All of the ordinary income distribution paid by Merrill Lynch Global Financial Services Fund, Inc. to shareholders of record on December 16, 2002 qualifies for the dividends received deduction for corporations. Additionally, the Fund paid a long-term capital gain distribution of $.307247 per share to shareholders of record on December 16, 2002.

Please retain this information for your records.


2    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003

A Letter From the President

Dear Shareholder

As we enter the final quarter of 2003, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw the beginning and the end of all-out war in Iraq, global equity market uncertainty turned to strength and an economic slowdown that finally started to reverse trend in important areas around the globe.

The U.S. economy benefited from stimulative monetary and fiscal policy, improving corporate profits and tightening credit spreads. In Europe, the central bank initiated more active monetary policy in an effort to rouse economic growth. The economies of several Asian countries, particularly China, have experienced strong growth so far in 2003. Finally, Japan, the world's second-largest economy, appeared to be emerging from a long period of deflation.

Equity markets have made a strong showing so far this year, rebounding from one of the most dismal three-year periods in history. The S&P 500 Index posted year-to-date and 12-month returns of +14.72% and +24.40%, respectively, as of September 30, 2003. The MSCI World Index, which measures the performance of 23 developed countries worldwide, returned +16.49% year-to-date and +25.40% over the past 12 months.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember also that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director/Trustee


     MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003    3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund took advantage of lower stock prices early in the fiscal year, and performance benefited significantly as stocks began to rally in the spring.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended September 30, 2003, Merrill Lynch Global Financial Services Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +38.83%, +37.71%, +37.71% and +39.10%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.) This compared with a return of +25.40% for the unmanaged benchmark Morgan Stanley Capital International (MSCI) World Index and a return of +30.78% for the unmanaged benchmark MSCI World Financials Index.

Fund returns for the fiscal year exceeded those of the benchmarks by a wide margin. This is a great accomplishment and one that is difficult to replicate, although we strive for this type of success consistently. The past year was characterized by great uncertainty in equity markets, which translated into large price declines in the stocks of good companies. We took advantage of this phenomenon, which ultimately contributed to the Fund's strong outperformance.

The largest contributor to Fund performance in the last 12 months was American Home Mortgage Holdings, Inc., a small mortgage banking company. The company's success, while supported by a strong mortgage market, is largely attributable to the business acumen and execution skills of its founder and chairman. American Home Mortgage remained a significant holding at the close of the period (5% of net assets), based on its low valuation and continued good prospects. Looking ahead, we expect American Home Mortgage to benefit from the consolidation in mortgage banking as the volume of mortgage issuance declines.

The second leading contributor to performance was Capital One Financial Corporation, a specialty finance company focused on credit cards. Capital One Financial may be one of the most efficient, profitable and fastest-growing large credit card companies in the world. The company's stock was down to surprisingly low levels as a result of unsubstantiated concerns about its credit prospects. The stock price decline was followed by a slow and uneven recovery, which made it the best-performing financial stock in the S&P 500 Index for the first three quarters of 2003.

Other important contributors to the Fund's performance during the period were financial specialist companies MLP AG, a German distributor of financial services, and AmeriCredit Corp., a U.S. finance company specializing in auto loans. Both companies faced some difficulties during the year. However, their prices declined to levels that we believed to be disconnected from their intrinsic value and the quality of their underlying business, and we took the opportunity to invest in these stocks.

During the period, we overweighted Citigroup Inc. relative to the benchmark MSCI World Financials Index and underweighted American International Group. Both of these decisions ultimately benefited Fund performance. Favoring Citigroup was its strong and fully exploited profit potential in many areas, including the credit card, international banking, investment banking and brokerage businesses. Citigroup stock was selling at a low price last year from what ultimately proved to be relatively minor problems, and we were able to take advantage of this buying opportunity. Although in our view an excellent company, we chose to underweight our position in American International Group, based on its relatively high stock price compared to other investment alternatives.

Even in periods of outperformance, it is important to recognize those areas that detracted from results. The Portfolio's three largest holdings, which, at September 30, 2003, together represented 18.5% of net assets, made a negative contribution to performance. Our largest position, Freddie Mac, detracted 1.12% in relative terms during the period, while RenaissanceRe Holdings Ltd. accounted for -.19% and ACE Limited -.41% of relative performance. We maintained and increased these positions in the Fund, based on our belief that each is likely to contribute positively to returns in the months ahead.


4    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003

Fund performance also suffered from having missed the strong performance of Japanese banks in the last three months of the period. Japan, the world's second-largest economy, is a country with enormous potential despite the poor performance of its economy and stock markets in the last decade. Investments in Japan, accordingly, should always be considered. As for large Japanese banks, the main question has been whether the cost of bad loans would be borne by shareholders or by the government. A government intervention earlier this year to help a troubled bank indicated that the latter was more likely. This should have been enough reason to invest in Japanese financials, at least at their weight in the benchmark.

What changes were made to the Portfolio during the period?

We pursued three themes during the fiscal year. The first is the growing importance of specialized lenders, including mortgage and credit card companies, which have replaced traditional intermediaries such as banks. The Portfolio's investments in this area include Freddie Mac, Fannie Mae, Capital One Financial and MBNA. We invested in this sector since the beginning of the period, adding to our holdings as prices came down in the first quarter of 2003. The credit card companies helped performance starting in April.

Of our holdings in this area, we trimmed our positions in Capital One Financial and MBNA as their potential for further appreciation declined. At the same time, we increased our positions in Freddie Mac and Fannie Mae, where we see further appreciation potential ahead. At the close of the period, Freddie Mac represented our largest position. Together, Freddie Mac and Fannie Mae made up 10.5% of net assets as of September 30, 2003.

The second theme is the emergence of mostly Bermuda-based global insurance and reinsurance specialists that, in our opinion, have a persistent advantage over their more traditional counterparts in the United States and Western Europe. This continually sharpening international division of labor in insurance is occurring during a favorable pricing environment that we believe may continue for years. The Portfolio's investment in this area, while large, has yet to contribute to overall performance. We increased positions in April - June to take advantage of the lower relative prices of these companies. Portfolio holdings in the property and casualty insurance sector include ACE Limited, RenaissanceRe Holdings and Hannover Rueckversicherungs AG.

The third theme is the rapid economic growth occurring in countries such as China, Korea, India, Taiwan and Indonesia, with related investment opportunities in Hong Kong and Singapore. We modestly increased our investment in some of these emerging markets in recognition of the growing potential in these regions.

Finally, investment in European financials was and remains a sizable portion of the Portfolio. With the exception of MLP, results have been disappointing so far, as concerns about economic recovery appear to be even greater in Western Europe than in the United States. Although European stocks have not recovered appreciably yet, the current low valuations indicate that there is room for upside. Therefore, we increased our exposure in this area.

Also during the period, we continued to reduce the Portfolio's concentrated positioning, as we raised total holdings from 46 as of March 31, 2003 to 62 as of September 30, 2003. Overall Portfolio turnover also increased toward the latter part of the period as we more actively took advantage of attractive pricing opportunities as they presented themselves.

How would you characterize the Portfolio's position at the close of the period?

The three themes outlined earlier -- specialty finance, property and casualty insurance, and exposure to Asia -- still guided our investment philosophy at the end of the period. We will continue to take advantage of sudden price drops in individual securities of what we believe to be good companies as they occur.

Stock selection remains the key driver of performance. Overall, we will continue to seek out companies that we believe have good profits, attractive growth potential and good management, and that are selling at a low price compared to a conservative estimate of their value.

Walid Kassem
Vice President and Portfolio Manager

November 4, 2003


     MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003    5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                6-Month        12-Month         Since Inception
As of September 30, 2003                                     Total Return    Total Return        Total Return
===============================================================================================================
ML Global Financial Services Fund, Inc. Class A Shares*         +42.49%         +38.83%             +38.38%
---------------------------------------------------------------------------------------------------------------
ML Global Financial Services Fund, Inc. Class B Shares*         +42.00          +37.71              +34.29
---------------------------------------------------------------------------------------------------------------
ML Global Financial Services Fund, Inc. Class C Shares*         +42.00          +37.71              +34.28
---------------------------------------------------------------------------------------------------------------
ML Global Financial Services Fund, Inc. Class I Shares*         +42.73          +39.10              +39.69
---------------------------------------------------------------------------------------------------------------
ML Global Financial Services Fund, Inc. Class R Shares*         +42.60              --              +24.21
---------------------------------------------------------------------------------------------------------------
MSCI World Index**                                              +22.70          +25.40          -28.59/+13.38
---------------------------------------------------------------------------------------------------------------
MSCI World Financial Index***                                   +30.13          +30.78          - 5.17/+25.03
---------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception dates are from 11/26/99 for Class A, Class B, Class C and Class I Shares and from 1/03/03 for Class R Shares.
** This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States. Since inception total returns are from 11/26/99 and 1/03/03, respectively.
*** This Index is comprised of the constituents of the MSCI World Index that are classified into the financial sector. This sector contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investment, and real estate including REITS. Since inception total returns are from 11/30/99 and 1/31/03, respectively.


6    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares & Class C Shares compared to growth of an investment in the MSCI World Index and the MSCI World Financial Index. Values are from November 26, 1999 to September 2003:

                                                 11/26/99**       9/00              9/01             9/02              9/03
ML Global Financial Services
Fund, Inc.+--Class A Shares*                     $ 9,475          $11,616           $10,511          $9,444            $13,112

ML Global Financial Services
Fund, Inc.+--Class C Shares*                     $10,000          $12,180           $10,936          $9,751            $13,428

MSCI World Index++                               $10,000          $ 9,806           $ 7,046          $5,695            $ 7,141

MSCI World Financial Index+++                    $10,000          $10,779           $ 8,765          $7,251            $ 9,483

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Global Financial Services Fund, Inc. invests primarily in a portfolio of common stocks of financial services companies that Fund management believes have the potential to increase in value.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.
+++ This Index is comprised of the constituents of the MSCI World Index that are classified into the financial sector. This sector contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investment, and real estate including REITS.

      Past performance is not indicative of future results.

Average Annual Total Return

                                               % Return Without   % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 9/30/03                               +38.83%         +31.54%
--------------------------------------------------------------------------------
Inception (11/26/99)
through 9/30/03                                      + 8.81          + 7.30
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                    % Return        % Return
                                                  Without CDSC     With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 9/30/03                               +37.71%         +36.71%
--------------------------------------------------------------------------------
Inception (11/26/99)
through 9/30/03                                      + 7.96          + 7.96
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.


     MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003    7

[LOGO] Merrill Lynch Investment Managers

A line graph depicting the growth of an investment in the Fund's Class B Shares & Class I Shares compared to growth of an investment in the MSCI World Index and the MSCI World Financial Index. Values are from November 26, 1999 to September 2003:

                                                 11/26/99**       9/00              9/01             9/02              9/03
ML Global Financial Services
Fund, Inc.+--Class B Shares*                     $10,000          $12,180           $10,936          $9,752            $13,129

ML Global Financial Services
Fund, Inc.+--Class I Shares*                     $ 9,475          $11,645           $10,555          $9,515            $13,236

MSCI World Index++                               $10,000          $ 9,806           $ 7,046          $5,695            $ 7,141

MSCI World Financial Index+++                    $10,000          $10,779           $ 8,765          $7,251            $ 9,483

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Global Financial Services Fund, Inc. invests primarily in a portfolio of common stocks of financial services companies that Fund management believes have the potential to increase in value.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.
+++ This Index is comprised of the constituents of the MSCI World Index that are classified into the financial sector. This sector contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investment, and real estate including REITS.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                   % Return        % Return
                                                 Without CDSC     With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 9/30/03                              +37.71%         +33.71%
--------------------------------------------------------------------------------
Inception (11/26/99)
through 9/30/03                                     + 7.97          + 7.33
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                              % Return Without    % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 9/30/03                              +39.10%          +31.80%
--------------------------------------------------------------------------------
Inception (11/26/99)
through 9/30/03                                     + 9.08           + 7.56
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


8    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003

Performance Data (concluded)

A line graph depicting the growth of an investment in the Fund's Class R Shares compared to growth of an investment in the MSCI World Index and the MSCI World Financial Index. Values are from January 3, 2003 to September 2003:

                                                 1/03/03**          9/03
ML Global Financial Services
Trust+--Class R Shares*                          $10,000          $12,421

MSCI World Index++                               $10,000          $11,338

MSCI World Financial Index+++                    $10,000          $12,503

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Global Financial Services Fund, Inc. invests primarily in a portfolio of common stocks of financial services companies that Fund management believes have the potential to increase in value.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.
+++ This Index is comprised of the constituents of the MSCI World Index that are classified into the financial sector. This sector contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investment, and real estate including REITS.

      Past performance is not indicative of future results.

Aggregate Total Return

                                                                % Return Without
                                                                  Sales Charge
================================================================================
Class R Shares
================================================================================
Inception (1/03/03)
through 9/30/03                                                      +24.21%
--------------------------------------------------------------------------------


     MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003    9

[LOGO] Merrill Lynch Investment Managers

                              Merrill Lynch Global Financial Services Fund, Inc.

Statement of Assets and Liabilities

As of September 30, 2003

===========================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------------
                   Investment in Global Financial Services Portfolio, at value
                   (identified cost--$61,171,785) ........................................                     $ 70,171,510
                   Prepaid expenses ......................................................                           44,744
                                                                                                               ------------
                   Total assets ..........................................................                       70,216,254
                                                                                                               ------------
===========================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------------
                   Payables:
                      Distributor ........................................................    $     46,957
                      Other affiliates ...................................................           9,800
                      Administrative fees ................................................           2,691           59,448
                                                                                              ------------
                   Accrued expenses ......................................................                           18,419
                                                                                                               ------------
                   Total liabilities .....................................................                           77,867
                                                                                                               ------------
===========================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------
                   Net assets ............................................................                     $ 70,138,387
                                                                                                               ============
===========================================================================================================================
Net Assets Consist of
---------------------------------------------------------------------------------------------------------------------------
                   Class A Shares of Common Stock, $.10 par
                     value, 100,000,000 shares authorized ................................                     $     61,377
                   Class B Shares of Common Stock, $.10 par
                     value, 100,000,000 shares authorized ................................                          297,333
                   Class C Shares of Common Stock, $.10 par
                     value, 100,000,000 shares authorized ................................                          110,026
                   Class I Shares of Common Stock, $.10 par
                     value, 100,000,000 shares authorized ................................                           88,764
                   Class R Shares of Common Stock, $.10 par
                     value, 100,000,000 shares authorized ................................                              391
                   Paid-in capital in excess of par ......................................                       56,452,564
                   Accumulated investment loss--net ......................................    $       (927)
                   Undistributed realized capital gains on investments
                     and foreign currency transactions from the
                     Portfolio--net ......................................................       4,129,134
                   Unrealized appreciation on investments and foreign
                     currency transactions from the Portfolio--net .......................       8,999,725
                                                                                              ------------
                   Total accumulated earnings--net .......................................                       13,127,932
                                                                                                               ------------
                   Net assets ............................................................                     $ 70,138,387
                                                                                                               ============
===========================================================================================================================
Net Asset Value
---------------------------------------------------------------------------------------------------------------------------
                   Class A--Based on net assets of $7,800,092 and
                     613,769 shares outstanding ..........................................                     $      12.71
                                                                                                               ============
                   Class B--Based on net assets of $37,202,015 and
                     2,973,328 shares outstanding ........................................                     $      12.51
                                                                                                               ============
                   Class C--Based on net assets of $13,761,666 and
                     1,100,264 shares outstanding ........................................                     $      12.51
                                                                                                               ============
                   Class I--Based on net assets of $11,325,290 and
                     887,642 shares outstanding ..........................................                     $      12.76
                                                                                                               ============
                   Class R--Based on net assets of $49,324 and
                     3,907 shares outstanding ............................................                     $      12.62
                                                                                                               ============

      See Notes to Financial Statements.


10   MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003

                              Merrill Lynch Global Financial Services Fund, Inc.

Statement of Operations

For the Year Ended September 30, 2003

===========================================================================================================================
Investment Income from the Portfolio--Net
---------------------------------------------------------------------------------------------------------------------------
                   Investment income allocated from the Portfolio:
                      Dividends (net of $87,591 foreign withholding tax) .................                     $  1,469,311
                      Interest ...........................................................                            2,611
                      Securities lending--net ............................................                           46,144
                      Expenses ...........................................................                         (482,113)
                                                                                                               ------------
                   Net investment income from the Portfolio ..............................                        1,035,953
                                                                                                               ------------
===========================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------------
                   Account maintenance and distribution fees--Class B ....................    $    361,442
                   Administration fees ...................................................         220,643
                   Account maintenance and distribution fees--Class C ....................         107,568
                   Transfer agent fees--Class B ..........................................          78,689
                   Registration fees .....................................................          73,488
                   Printing and shareholder reports ......................................          52,508
                   Professional fees .....................................................          40,988
                   Transfer agent fees--Class C ..........................................          23,680
                   Account maintenance fees--Class A .....................................          17,226
                   Transfer agent fees--Class I ..........................................          16,821
                   Transfer agent fees--Class A ..........................................          12,778
                   Account maintenance and distribution fees--Class R ....................              61
                   Other .................................................................          27,004
                                                                                              ------------
                   Total expenses ........................................................                        1,032,896
                                                                                                               ------------
                   Investment income--net ................................................                            3,057
                                                                                                               ------------
===========================================================================================================================
Realized & Unrealized Gain (Loss) from the Portfolio--Net
---------------------------------------------------------------------------------------------------------------------------
                   Realized gain (loss) from the Portfolio on:
                      Investments--net ...................................................       5,439,334
                      Foreign currency transactions--net .................................        (111,929)       5,327,405
                                                                                              ------------
                   Change in unrealized appreciation/depreciation on
                     investments and foreign currency transactions from
                     the Portfolio--net ..................................................                       14,600,965
                                                                                                               ------------
                   Total realized and unrealized gain on investments and
                     foreign currency transactions from the Portfolio--net ...............                       19,928,370
                                                                                                               ------------
                   Net Increase in Net Assets Resulting from Operations ..................                     $ 19,931,427
                                                                                                               ============

      See Notes to Financial Statements.


     MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003   11

[LOGO] Merrill Lynch Investment Managers

                              Merrill Lynch Global Financial Services Fund, Inc.

Statements of Changes in Net Assets

                                                                                                     For the Year Ended
                                                                                                       September 30,
                                                                                              -----------------------------
Increase (Decrease) in Net Assets:                                                                2003             2002
===========================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------------
                   Investment income (loss)--net .........................................    $      3,057     $   (340,868)
                   Realized gain on investments and foreign currency
                     transactions from the Portfolio--net ................................       5,327,405        4,257,373
                   Change in unrealized appreciation/depreciation on
                     investments and foreign currency transactions from
                     the Portfolio--net ..................................................      14,600,965       (9,837,546)
                                                                                              -----------------------------
                   Net increase (decrease) in net assets resulting from operations .......      19,931,427       (5,921,041)
                                                                                              -----------------------------
===========================================================================================================================
Distributions to Shareholders
---------------------------------------------------------------------------------------------------------------------------
                   Realized gain on investments from the Portfolio--net:
                      Class A ............................................................        (178,451)        (467,959)
                      Class B ............................................................      (1,105,313)      (1,546,629)
                      Class C ............................................................        (313,427)        (377,519)
                      Class I ............................................................        (268,927)        (265,400)
                                                                                              -----------------------------
                   Net decrease in net assets resulting from distributions to shareholders      (1,866,118)      (2,657,507)
                                                                                              -----------------------------
===========================================================================================================================
Capital Share Transactions
---------------------------------------------------------------------------------------------------------------------------
                   Net decrease in net assets derived from capital share transactions ....      (8,229,878)     (26,624,335)
                                                                                              -----------------------------
===========================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------
                   Total increase (decrease) in net assets ...............................       9,835,431      (35,202,883)
                   Beginning of year .....................................................      60,302,956       95,505,839
                                                                                              -----------------------------
                   End of year* ..........................................................    $ 70,138,387     $ 60,302,956
                                                                                              =============================
                      * Accumulated investment loss--net .................................    $       (927)    $     (5,521)
                                                                                              =============================

      See Notes to Financial Statements.


12   MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003

                              Merrill Lynch Global Financial Services Fund, Inc.

Financial Highlights

                                                                                                     Class A@@@
                                                                               ---------------------------------------------------
                                                                                                                           For the
                                                                                                                           Period
The following per share data and ratios have been derived                                For the Year Ended               Nov. 26,
from information provided in the financial statements.                                      September 30,                 1999+ to
                                                                               -------------------------------------      Sept. 30,
Increase (Decrease) in Net Asset Value:                                          2003           2002           2001         2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ....................   $  9.43        $ 10.87        $ 12.26       $ 10.00
                                                                               ---------------------------------------------------
                   Investment income--net ..................................       .06@@          .02@@          .05@@         .02
                   Realized and unrealized gain (loss) on investments
                     and foreign currency transactions from the
                     Portfolio--net ........................................      3.53          (1.07)         (1.20)         2.24
                                                                               ---------------------------------------------------
                   Total from investment operations ........................      3.59          (1.05)         (1.15)         2.26
                                                                               ---------------------------------------------------
                   Less distributions from realized gain on
                     investments--net ......................................      (.31)          (.39)          (.24)           --
                                                                               ---------------------------------------------------
                   Net asset value, end of period ..........................   $ 12.71        $  9.43        $ 10.87       $ 12.26
                                                                               ===================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ......................     38.83%        (10.15%)        (9.51%)       22.66%@
                                                                               ===================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                   Expenses++ ..............................................      1.86%          1.76%          1.50%         1.88%*
                                                                               ===================================================
                   Investment income--net ..................................       .59%           .17%           .46%          .22%*
                                                                               ===================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands) ................   $ 7,800        $ 5,520        $ 8,032       $11,241
                                                                               ===================================================
                   Portfolio turnover of Global Financial Services Portfolio    205.93%        144.60%        111.71%        68.73%
                                                                               ===================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.
@@    Based on average shares outstanding.
@@@   Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

      See Notes to Financial Statements.


     MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003   13

[LOGO] Merrill Lynch Investment Managers

                              Merrill Lynch Global Financial Services Fund, Inc.

Financial Highlights (continued)

                                                                                                      Class B
                                                                               ---------------------------------------------------
                                                                                                                          For the
                                                                                                                          Period
The following per share data and ratios have been derived                                For the Year Ended              Nov. 26,
from information provided in the financial statements.                                      September 30,                1999+ to
                                                                               -------------------------------------     Sept. 30,
Increase (Decrease) in Net Asset Value:                                          2003           2002           2001        2000
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ....................   $  9.36        $ 10.78        $ 12.18      $ 10.00
                                                                               --------------------------------------------------
                   Investment loss--net ....................................      (.03)@@        (.07)@@        (.03)@@      (.04)
                   Realized and unrealized gain (loss) on investments
                     and foreign currency transactions from the
                     Portfolio--net ........................................      3.49          (1.06)         (1.20)        2.22
                                                                               --------------------------------------------------
                   Total from investment operations ........................      3.46          (1.13)         (1.23)        2.18
                                                                               --------------------------------------------------
                   Less distributions from realized gain on
                     investments--net ......................................      (.31)          (.29)          (.17)          --
                                                                               --------------------------------------------------
                   Net asset value, end of period ..........................   $ 12.51        $  9.36        $ 10.78      $ 12.18
                                                                               ==================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ......................     37.71%        (10.83%)       (10.21%)      21.80%@
                                                                               ==================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                   Expenses++ ..............................................      2.64%          2.53%          2.28%        2.63%*
                                                                               ==================================================
                   Investment loss--net ....................................      (.24%)         (.60%)         (.30%)       (.56%)*
                                                                               ==================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands) ................   $37,202        $36,476        $59,928      $63,083
                                                                               ==================================================
                   Portfolio turnover of Global Financial Services Portfolio    205.93%        144.60%        111.71%       68.73%
                                                                               ==================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


14   MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003

                              Merrill Lynch Global Financial Services Fund, Inc.

                                                                                                     Class C
                                                                               ---------------------------------------------------
                                                                                                                          For the
                                                                                                                          Period
The following per share data and ratios have been derived                                For the Year Ended              Nov. 26,
from information provided in the financial statements.                                      September 30,                1999+ to
                                                                               -------------------------------------     Sept. 30,
Increase (Decrease) in Net Asset Value:                                          2003           2002           2001        2000
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ....................   $  9.36        $ 10.78        $ 12.18      $ 10.00
                                                                               --------------------------------------------------
                   Investment loss--net ....................................      (.02)@@        (.07)@@        (.04)@@      (.04)
                   Realized and unrealized gain (loss) on investments
                     and foreign currency transactions from the
                     Portfolio--net ........................................      3.48          (1.06)         (1.19)        2.22
                                                                               --------------------------------------------------
                   Total from investment operations ........................      3.46          (1.13)         (1.23)        2.18
                                                                               --------------------------------------------------
                   Less distributions from realized gain on
                     investments--net ......................................      (.31)          (.29)          (.17)          --
                                                                               --------------------------------------------------
                   Net asset value, end of period ..........................   $ 12.51        $  9.36        $ 10.78      $ 12.18
                                                                               ==================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ......................     37.71%        (10.84%)       (10.21%)      21.80%@
                                                                               ==================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                   Expenses++ ..............................................      2.64%          2.55%          2.29%        2.63%*
                                                                               ==================================================
                   Investment loss--net ....................................      (.22%)         (.61%)         (.31%)       (.57%)*
                                                                               ==================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands) ................   $13,762        $ 9,666        $14,805      $14,788
                                                                               ==================================================
                   Portfolio turnover of Global Financial Services Portfolio    205.93%        144.60%        111.71%       68.73%
                                                                               ==================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


     MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003   15

[LOGO] Merrill Lynch Investment Managers

                              Merrill Lynch Global Financial Services Fund, Inc.

Financial Highlights (continued)

                                                                                                    Class I@@@
                                                                               ---------------------------------------------------
                                                                                                                           For the
                                                                                                                           Period
The following per share data and ratios have been derived                                For the Year Ended               Nov. 26,
from information provided in the financial statements.                                      September 30,                 1999+ to
                                                                               -------------------------------------      Sept. 30,
Increase (Decrease) in Net Asset Value:                                          2003           2002           2001         2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ....................   $  9.45        $ 10.89        $ 12.29       $ 10.00
                                                                               ---------------------------------------------------
                   Investment income--net ..................................       .09@@          .05@@          .08@@         .03
                   Realized and unrealized gain (loss) on investments
                     and foreign currency transactions from the
                     Portfolio--net ........................................      3.53          (1.07)         (1.21)         2.26
                                                                               ---------------------------------------------------
                   Total from investment operations ........................      3.62          (1.02)         (1.13)         2.29
                                                                               ---------------------------------------------------
                   Less distributions from realized gain on
                     investments--net ......................................      (.31)          (.42)          (.27)           --
                                                                               ---------------------------------------------------
                   Net asset value, end of period ..........................   $ 12.76        $  9.45        $ 10.89       $ 12.29
                                                                               ===================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ......................     39.10%         (9.85%)        (9.36%)       22.90%@
                                                                               ===================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                   Expenses++ ..............................................      1.60%          1.51%          1.27%         1.62%*
                                                                               ===================================================
                   Investment income--net ..................................       .81%           .43%           .71%          .44%*
                                                                               ===================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands) ................   $11,325        $ 8,641        $12,741       $ 8,371
                                                                               ===================================================
                   Portfolio turnover of Global Financial Services Portfolio    205.93%        144.60%        111.71%        68.73%
                                                                               ===================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.
@@    Based on average shares outstanding.
@@@   Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

      See Notes to Financial Statements.


16   MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003

                              Merrill Lynch Global Financial Services Fund, Inc.

Financial Highlights (concluded)


                                                                                                            Class R
                                                                                                          ----------
                                                                                                            For the
                                                                                                            Period
The following per share data and ratios have been derived                                                 January 3,
from information provided in the financial statements.                                                     2003++ to
                                                                                                           Sept. 30,
Increase (Decrease) in Net Asset Value:                                                                      2003
====================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period .............................................      $  10.16
                                                                                                           --------
                   Investment income--net+ ..........................................................           .04
                   Realized and unrealized gain on investments and foreign currency transactions--net          2.42
                                                                                                           --------
                   Total from investment operations .................................................          2.46
                                                                                                           --------
                   Net asset value, end of period ...................................................      $  12.62
                                                                                                           ========
====================================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ...............................................         24.21%@
                                                                                                           ========
====================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------
                   Expenses*** ......................................................................          2.17%*
                                                                                                           ========
                   Investment income--net ...........................................................           .45%*
                                                                                                           ========
====================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands) .........................................      $     49
                                                                                                           ========
                   Portfolio turnover of Global Financial Services Portfolio ........................        205.93%
                                                                                                           ========

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Includes the Fund's share of the Portfolio's allocated expenses.
+     Based on average shares outstanding.
++    Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.


     MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003   17

[LOGO] Merrill Lynch Investment Managers

                              Merrill Lynch Global Financial Services Fund, Inc.

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Global Financial Services Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified mutual fund. The Fund seeks to achieve its investment objective by investing all of its assets in the Global Financial Services Portfolio (the "Portfolio"), which is the portfolio of Global Financial Services Master Trust that has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Portfolio owned by the Fund at September 30, 2003, was 100%. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new shares class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $12,870 has been reclassified between paid-in capital in excess of par and accumulated net investment loss, $8 has been reclassified between unrealized appreciation on investments and accumulated net investment loss and $11,341 has been reclassified between accumulated net investment loss and undistributed net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

The Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. (ML & Co.), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..35% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill


18   MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003

                              Merrill Lynch Global Financial Services Fund, Inc.

Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class A ..............................               .25%               --
Class B ..............................               .25%              .75%
Class C ..............................               .25%              .75%
Class R ..............................               .25%              .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended September 30, 2003, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                  MLPF&S
--------------------------------------------------------------------------------
Class A ..........................                $   786                $11,215
Class I ..........................                $     4                $    50
--------------------------------------------------------------------------------

For the year ended September 30, 2003, MLPF&S received contingent deferred sales charges of $114,614 and $1,096 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $8,229,878 and $26,624,335 for the years ended September 30, 2003 and September 30, 2002, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended September 30, 2003+                           Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           198,556       $  2,159,121
Shares issued to shareholders in
  reinvestment of distributions ..........            15,790            161,529
Automatic conversion of shares ...........            63,933            669,444
                                                -------------------------------
Total issued .............................           278,279          2,990,094
Shares redeemed ..........................          (249,724)        (2,789,847)
                                                -------------------------------
Net increase .............................            28,555       $    200,247
                                                ===============================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended September 30, 2002+                           Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            24,368       $    267,125
Shares issued to shareholders in
  reinvestment of distributions ..........            20,946            227,052
Automatic conversion of shares ...........           102,559          1,152,596
                                                -------------------------------
Total issued .............................           147,873          1,646,773
Shares redeemed ..........................          (301,632)        (3,362,022)
                                                -------------------------------
Net decrease .............................          (153,759)      $ (1,715,249)
                                                ===============================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended September 30, 2003                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           218,612       $  2,440,960
Shares issued to shareholders in
  reinvestment of distributions ..........            89,036            901,936
                                                -------------------------------
Total issued .............................           307,648          3,342,896
Automatic conversion of shares ...........           (64,641)          (669,444)
Shares redeemed ..........................        (1,166,371)       (12,378,889)
                                                -------------------------------
Net decrease .............................          (923,364)      $ (9,705,437)
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended September 30, 2002                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           199,646       $  2,236,807
Shares issued to shareholders in
  reinvestment of distributions ..........           114,694          1,240,987
                                                -------------------------------
Total issued .............................           314,340          3,477,794
Automatic conversion of shares ...........          (103,087)        (1,152,596)
Shares redeemed ..........................        (1,873,581)       (20,819,295)
                                                -------------------------------
Net decrease .............................        (1,662,328)      $(18,494,097)
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended September 30, 2003                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           367,836       $  4,301,337
Shares issued to shareholders in
  reinvestment of distributions ..........            27,775            281,360
                                                -------------------------------
Total issued .............................           395,611          4,582,697
Shares redeemed ..........................          (328,135)        (3,379,942)
                                                -------------------------------
Net increase .............................            67,476       $  1,202,755
                                                ===============================


     MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003   19

[LOGO] Merrill Lynch Investment Managers

                              Merrill Lynch Global Financial Services Fund, Inc.

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended September 30, 2002                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           208,398       $  2,359,637
Shares issued to shareholders in
  reinvestment of distributions ..........            31,298            338,641
                                                -------------------------------
Total issued .............................           239,696          2,698,278
Shares redeemed ..........................          (580,331)        (6,339,199)
                                                -------------------------------
Net decrease .............................          (340,635)      $ (3,640,921)
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended September 30, 2003+                           Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           465,829       $  5,282,213
Shares issued to shareholders in
  reinvestment of distributions ..........            24,511            251,244
                                                -------------------------------
Total issued .............................           490,340          5,533,457
Shares redeemed ..........................          (517,504)        (5,508,467)
                                                -------------------------------
Net increase (decrease) ..................           (27,164)      $     24,990
                                                ===============================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended September 30, 2002+                           Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           373,564       $  4,242,680
Shares issued to shareholders in
  reinvestment of distributions ..........            39,461            427,357
                                                -------------------------------
Total issued .............................           413,025          4,670,037
Shares redeemed ..........................          (668,014)        (7,444,105)
                                                -------------------------------
Net decrease .............................          (254,989)      $ (2,774,068)
                                                ===============================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

-------------------------------------------------------------------------------
Class R Shares for the Period
January 3, 2003+ to                                                    Dollar
September 30, 2003                                  Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................             4,018       $     48,960
Shares redeemed ..........................              (111)            (1,393)
                                                -------------------------------
Net increase .............................             3,907       $     47,567
                                                ===============================

+     Commencement of operations.

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended September 30, 2003 and September 30, 2002 was as follows:

-------------------------------------------------------------------------------
                                                  9/30/2003          9/30/2002
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................      $      1,698       $    360,004
  Net long-term capital gains ............         1,864,420          2,297,503
                                                -------------------------------
Total taxable distributions ..............      $  1,866,118       $  2,657,507
                                                ===============================

As of September 30, 2003, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income--net ........................         $ 4,569,447
Undistributed long-term capital gains--net ................           1,359,881
                                                                    -----------
Total undistributed earnings--net .........................           5,929,328
Capital loss carryforward .................................                  --
Unrealized gains--net .....................................           7,198,604*
                                                                    -----------
Total accumulated earnings--net ...........................         $13,127,932
                                                                    ===========

* The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.


20   MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003

Independent Auditors' Report

To the Board of Directors and Shareholders of Merrill Lynch Global Financial Services Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Global Financial Services Fund, Inc. (the "Fund") as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective stated periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Global Financial Services Fund, Inc. as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 17, 2003


     MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003   21

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                      Global Financial Services Portfolio

                                                                                                            Value        Percent of
North America         Industry*                    Shares Held    Common Stocks                       (in U.S. dollars)  Net Assets
===================================================================================================================================
Bermuda               Insurance                        115,400    ACE Limited                            $ 3,817,432        5.4%
                                                        11,400    Everest Re Group, Ltd.                     856,824        1.2
                                                         1,000    PartnerRe Ltd.                              50,670        0.1
                                                        98,600    RenaissanceRe Holdings Ltd.              4,499,118        6.4
                                                        25,800    XL Capital Ltd. (Class A)                1,997,952        2.9
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Bermuda          11,221,996       16.0
===================================================================================================================================
United States         Capital Markets                   42,800   +Affiliated Managers Group, Inc.          2,687,840        3.8
                                                         8,100    The Bear Stearns Companies Inc.            605,880        0.9
                                                        48,500    Federated Investors, Inc. (Class B)      1,343,450        1.9
                                                         6,700    LaBranche & Co. Inc.                        97,820        0.2
                                                           100    Lehman Brothers Holdings, Inc.               6,908        0.0
                                                                                                         --------------------------
                                                                                                           4,741,898        6.8
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Banks                  12,500    Banknorth Group, Inc.                      352,750        0.5
                                                        21,800    City National Corporation                1,110,928        1.6
                                                        16,500    North Fork Bancorporation                  573,375        0.8
                                                        18,300    SouthTrust Corporation                     537,837        0.8
                                                                                                         --------------------------
                                                                                                           2,574,890        3.7
                      -------------------------------------------------------------------------------------------------------------
                      Consumer Finance                  43,600    Capital One Financial Corporation        2,486,944        3.5
                                                        54,500    MBNA Corporation                         1,242,600        1.8
                                                                                                         --------------------------
                                                                                                           3,729,544        5.3
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Financial Services    56,400    Citigroup Inc.                           2,566,764        3.7
                      -------------------------------------------------------------------------------------------------------------
                      IT Services                        1,700   +Fiserv, Inc.                                61,591        0.1
                      -------------------------------------------------------------------------------------------------------------
                      Insurance                          8,800   +Allmerica Financial Corporation            209,528        0.3
                                                         6,700    Arthur J. Gallagher & Co.                  189,476        0.3
                                                         9,900    Brown & Brown                              304,722        0.4
                                                        12,600    Hilb, Rogal and Hamilton Company           391,104        0.5
                                                         1,500    Jefferson--Pilot Corporation                66,570        0.1
                                                        16,000    Lincoln National Corporation               566,080        0.8
                                                         1,500    Torchmark Corporation                       60,960        0.1
                                                        14,200   +Triad Guaranty Inc.                        696,936        1.0
                                                                                                         --------------------------
                                                                                                           2,485,376        3.5
                      -------------------------------------------------------------------------------------------------------------
                      Real Estate                       10,800    AMB Property Corporation                   332,748        0.5
                                                       136,500    Friedman, Billings, Ramsey
                                                                  Group, Inc. (Class A)                    2,354,625        3.3
                                                                                                         --------------------------
                                                                                                           2,687,373        3.8
                      -------------------------------------------------------------------------------------------------------------
                      Thrifts & Mortgage Finance       201,300    American Home Mortgage Holdings, Inc.    3,536,841        5.0
                                                        24,100    Countrywide Credit Industries, Inc.      1,886,548        2.7
                                                        37,900    Fannie Mae                               2,660,580        3.8
                                                        90,100    Freddie Mac                              4,716,735        6.7
                                                         5,400    GreenPoint Financial Corp.                 161,244        0.2
                                                        38,500    MGIC Investment Corporation              2,004,695        2.9
                                                         6,800    New York Community Bancorp, Inc.           214,268        0.3
                                                        58,900    The PMI Group, Inc.                      1,987,875        2.8
                                                        38,600    Radian Group Inc.                        1,713,840        2.5
                                                                                                         --------------------------
                                                                                                          18,882,626       26.9
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in the
                                                                  United States                           37,730,062       53.8
                      =============================================================================================================
                                                                  Total Common Stocks in North America    48,952,058       69.8
                      =============================================================================================================


22   MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003

Schedule of Investments (continued)          Global Financial Services Portfolio

                                                                                                            Value        Percent of
Pacific Basin/Asia    Industry*                    Shares Held    Common Stocks                       (in U.S. dollars)  Net Assets
===================================================================================================================================
China                 Real Estate                      826,300   +Beijing Capital Land Limited 'H'       $   192,068        0.3%
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in China               192,068        0.3
===================================================================================================================================
Hong Kong             Commercial Banks                  13,800    Hang Seng Bank Limited                     169,297        0.2
                      -------------------------------------------------------------------------------------------------------------
                      Insurance                        130,000    China Insurance International Holdings
                                                                  Company Limited                             78,062        0.1
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Hong Kong           247,359        0.3
===================================================================================================================================
South Korea           Commercial Banks                  22,100    Kookmin Bank                               724,401        1.0
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in South Korea         724,401        1.0
                      =============================================================================================================
                                                                  Total Common Stocks in the Pacific
                                                                  Basin/Asia                               1,163,828        1.6
===================================================================================================================================
Western Europe
===================================================================================================================================
Belgium               Commercial Banks                   6,900    KBC Bancassurance Holding                  262,757        0.4
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Financial Services   120,100    Fortis                                   2,043,390        2.9
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Belgium           2,306,147        3.3
===================================================================================================================================
Denmark               Commercial Banks                 120,600    Danske Bank                              2,298,062        3.3
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Denmark           2,298,062        3.3
===================================================================================================================================
France                Insurance                          6,000    CNP Assurances                             272,924        0.4
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in France              272,924        0.4
===================================================================================================================================
Germany               Insurance                        121,900    Hannover Rueckversicherungs AG           3,248,013        4.6
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Germany           3,248,013        4.6
===================================================================================================================================
Ireland               Commercial Banks                 147,100    Allied Irish Banks PLC                   2,159,209        3.1
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Ireland           2,159,209        3.1
===================================================================================================================================
Netherlands           Commercial Banks                  69,400    ABN AMRO Holding NV                      1,280,993        1.8
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Financial Services    97,200    ING Groep NV                             1,780,545        2.6
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in the Netherlands   3,061,538        4.4
===================================================================================================================================
Spain                 Commercial Banks                  14,700    Banco Popular Espanol SA                   727,039        1.0
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Spain               727,039        1.0
===================================================================================================================================
Switzerland           Insurance                          3,300    Swiss Re (Registered Shares)               209,655        0.3
                                                           100    Zurich Financial Services AG                12,494        0.0
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Switzerland         222,149        0.3
===================================================================================================================================
Turkey                Commercial Banks             212,268,700    Akbank T.A.S.                              846,026        1.2
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Turkey              846,026        1.2
===================================================================================================================================
United Kingdom        Capital Markets                   15,900    Close Brothers Group PLC                   188,876        0.3
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Banks                  56,300    Anglo Irish Bank Corporation PLC           602,377        0.9
                                                        32,800    Barclays PLC                               251,626        0.3
                                                       266,100    Lloyds TSB Group PLC                     1,829,183        2.6
                                                                                                         --------------------------
                                                                                                           2,683,186        3.8
                      -------------------------------------------------------------------------------------------------------------
                      Consumer Finance                  69,800    Kensington Group PLC                       408,779        0.6
                                                        38,900    Provident Financial PLC                    416,854        0.6
                                                                                                         --------------------------
                                                                                                             825,633        1.2
                      -------------------------------------------------------------------------------------------------------------
                      Insurance                        574,356    Legal & General Group PLC                  880,282        1.2
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in the
                                                                  United Kingdom                           4,577,977        6.5
                      =============================================================================================================
                                                                  Total Common Stocks in Western Europe   19,719,084       28.1
                      =============================================================================================================
                                                                  Total Common Stocks
                                                                  (Cost--$60,862,438)                     69,834,970       99.5
                      =============================================================================================================


     MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003   23

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)          Global Financial Services Portfolio

                                          Beneficial Interest/                                              Value        Percent of
                                                   Shares Held    Short-Term Securities               (in U.S. dollars)  Net Assets
===================================================================================================================================
                                                    $  143,787    Merrill Lynch Liquidity Series, LLC
                                                                  Cash Sweep Series I (a)                $   143,787        0.2%
                                                    $2,928,835    Merrill Lynch Liquidity Series, LLC
                                                                  Money Market Series (a)(b)               2,928,835        4.2
                                                     1,577,065    Merrill Lynch Premier Institutional
                                                                  Fund (a)(b)                              1,577,065        2.2
                      -------------------------------------------------------------------------------------------------------------
                                                                  Total Short-Term Securities
                                                                  (Cost--$4,649,687)                       4,649,687        6.6
===================================================================================================================================
                      Total Investments (Cost--$65,512,125)                                               74,484,657      106.1

                      Liabilities in Excess of Other Assets                                               (4,313,147)      (6.1)
                                                                                                         --------------------------
                      Net Assets                                                                         $70,171,510      100.0%
                                                                                                         ==========================

+     Non-income producing security.
* For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
(a) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                                       Dividend/
                                                            Net        Interest
      Affiliate                                          Activity       Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                              $  143,787      $ 2,431
      Merrill Lynch Liquidity Series, LLC
       Money Market Series                              $  382,509      $25,632
      Merrill Lynch Premier Institutional Fund          (1,535,110)     $20,512
      --------------------------------------------------------------------------

(b)   Security was purchased with the cash proceeds from securities loans.

      See Notes to Financial Statements.

24   MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003

Statement of Assets and Liabilities          Global Financial Services Portfolio

As of September 30, 2003

===================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------
                   Investments, at value (including securities loaned of $4,318,564)
                     (identified cost--$65,512,125) ..............................                     $ 74,484,657
                   Foreign cash (cost--$233,741) .................................                          239,275
                   Receivables:
                      Securities sold ............................................    $    634,223
                      Dividends ..................................................         329,189
                      Contributions ..............................................          60,260
                      Securities lending--net ....................................             622
                      Interest ...................................................             104        1,024,398
                                                                                      ------------
                   Prepaid expenses ..............................................                            2,276
                                                                                                       ------------
                   Total assets ..................................................                       75,750,606
                                                                                                       ------------
===================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------
                   Collateral on securities loaned, at value .....................                        4,505,900
                   Payables:
                      Securities purchased .......................................         965,657
                      Withdrawals ................................................          70,009
                      Investment adviser .........................................           3,076
                      Other affiliates ...........................................             711        1,039,453
                                                                                      ------------
                   Accrued expenses ..............................................                           33,743
                                                                                                       ------------
                   Total liabilities .............................................                        5,579,096
                                                                                                       ------------
===================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------
                   Net assets ....................................................                     $ 70,171,510
                                                                                                       ============
===================================================================================================================
Net Assets Consist of
-------------------------------------------------------------------------------------------------------------------
                   Investors' capital ............................................                     $ 61,171,785
                   Unrealized appreciation on investments and foreign
                   currency transactions--net ....................................                        8,999,725
                                                                                                       ------------
                   Net assets ....................................................                     $ 70,171,510
                                                                                                       ============

      See Notes to Financial Statements.


     MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003   25

[LOGO] Merrill Lynch Investment Managers

Statement of Operations                      Global Financial Services Portfolio

For the Year Ended September 30, 2003

===================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------
                   Dividends (net of $87,591 foreign withholding tax) ............                     $  1,469,311
                   Securities lending--net .......................................                           46,144
                   Interest ......................................................                            2,611
                                                                                                       ------------
                   Total income ..................................................                        1,518,066
                                                                                                       ------------
===================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees ......................................    $    252,288
                   Accounting services ...........................................          78,043
                   Custodian fees ................................................          54,325
                   Trustees' fees and expenses ...................................          51,340
                   Professional fees .............................................          31,330
                   Printing and shareholder reports ..............................           5,116
                   Pricing fees ..................................................           2,527
                   Other .........................................................           7,144
                                                                                      ------------
                   Total expenses ................................................                          482,113
                                                                                                       ------------
                   Investment income--net ........................................                        1,035,953
                                                                                                       ------------
===================================================================================================================
Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net
-------------------------------------------------------------------------------------------------------------------
                   Realized gain (loss) on:
                     Investments--net ............................................       5,439,334
                     Foreign currency transactions--net ..........................        (111,929)       5,327,405
                                                                                      ------------
                   Change in unrealized appreciation/depreciation on:
                     Investments--net ............................................      14,561,261
                     Foreign currency transactions--net ..........................          39,704       14,600,965
                                                                                      -----------------------------
                   Total realized and unrealized gain on investments and foreign
                   currency transactions--net ....................................                       19,928,370
                                                                                                       ------------
                   Net Increase in Net Assets Resulting from Operations ..........                     $ 20,964,323
                                                                                                       ============

      See Notes to Financial Statements.


26   MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003

Statements of Changes in Net Assets          Global Financial Services Portfolio

                                                                                            For the Year Ended
                                                                                               September 30,
                                                                                      -----------------------------
Increase (Decrease) in Net Assets:                                                         2003             2002
===================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------
                   Investment income--net ........................................    $  1,035,953     $  1,092,405
                   Realized gain on investments and foreign currency
                     transactions--net ...........................................       5,327,405        4,257,378
                   Change in unrealized appreciation/depreciation on
                     investments and foreign currency transactions--net ..........      14,600,965       (9,837,563)
                                                                                      -----------------------------
                   Net increase (decrease) in net assets resulting from operations      20,964,323       (4,487,780)
                                                                                      -----------------------------
===================================================================================================================
Capital Transactions
-------------------------------------------------------------------------------------------------------------------
                   Proceeds from contributions ...................................      14,232,591          339,516
                   Fair value of withdrawals .....................................     (25,367,419)     (31,013,374)
                                                                                      -----------------------------
                   Net decrease in net assets derived from capital transactions ..     (11,134,828)     (30,673,858)
                                                                                      -----------------------------
===================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------
                   Total increase (decrease) in net assets .......................       9,829,495      (35,161,638)
                   Beginning of year .............................................      60,342,015       95,503,653
                                                                                      -----------------------------
                   End of year ...................................................    $ 70,171,510     $ 60,342,015
                                                                                      =============================

      See Notes to Financial Statements.


     MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003   27

[LOGO] Merrill Lynch Investment Managers

Financial Highlights                         Global Financial Services Portfolio

                                                                                                             For the
                                                                                                             Period
                                                                         For the Year Ended                 Nov. 26,
                                                                            September 30,                   1999+ to
The following ratios have been derived from                    ---------------------------------------      Sept. 30,
information provided in the financial statements                  2003           2002            2001         2000
=====================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------
                   Total investment return ................       40.92%         (8.61%)            --             --
                                                               ======================================================
=====================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------
                   Expenses ...............................         .76%           .67%            .63%           .71%*
                                                               ======================================================
                   Investment income--net .................        1.64%          1.26%           1.34%          1.36%*
                                                               ======================================================
=====================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands)    $ 70,172       $ 60,342        $ 95,504       $ 97,490
                                                               ======================================================
                   Portfolio turnover .....................      205.93%        144.60%         111.71%         68.73%
                                                               ======================================================

*     Annualized.
** Total investment return is required to be disclosed for fiscal years beginning after December 15, 2000.
+     Commencement of operations.

      See Notes to Financial Statements.


28   MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003

Notes to Financial Statements                Global Financial Services Portfolio

1. Significant Accounting Policies:

Global Financial Services Portfolio (the "Portfolio") is part of Global Financial Services Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Portfolio securities that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and at the last available ask price for short positions. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trades) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Trust's Board of Trustees or by the investment adviser using a pricing service and/or procedures approved by the Board of Trustees of the Trust.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Future contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.


     MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003   29

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (continued)    Global Financial Services Portfolio

o Forward foreign exchange contracts -- The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Portfolio is considered as a "pass through" entity for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Portfolio pays a monthly fee at an annual rate of .40% of the average daily value of the Trusts' net assets. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services


30   MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003

Notes to Financial Statements (concluded)    Global Financial Services Portfolio

to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of September 30, 2003, the Portfolio lent securities with a value of $395,732 to MLPF&S or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended September 30, 2003, MLIM, LLC received $19,753 in securities lending agent fees.

In addition, MLPF&S received $70,334 in commissions on the execution of portfolio security transactions for the Portfolio for the year ended September 30, 2003.

For the year ended September 30, 2003, the Portfolio reimbursed FAM $1,384 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLAM U.K. and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2003 were $129,503,729 and $139,983,806, respectively.

Net realized gains (losses) for the year ended September 30, 2003 and net unrealized gains as of September 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                Gains (Losses)           Gains
--------------------------------------------------------------------------------
Long-term investments ...................        $ 5,439,334         $ 8,972,532
Foreign currency transactions ...........           (111,929)             27,193
                                                 -------------------------------
Total ...................................        $ 5,327,405         $ 8,999,725
                                                 ===============================

As of September 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $7,171,411, of which $7,449,637 related to appreciated securities and $278,226 related to depreciated securities. At September 30, 2003, the aggregate cost of investments for Federal income tax purposes was $67,313,246.

4. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Portfolio did not borrow under the credit agreement during the year ended September 30, 2003.

5. Commitments:

At September 30, 2003, the Portfolio had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $207,000 and $158,000, respectively.


     MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003   31

[LOGO] Merrill Lynch Investment Managers

Independent Auditors' Report

The Board of Trustees and Investors of
Global Financial Services Portfolio of
Global Financial Services Master Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Financial Services Portfolio (the "Portfolio") of Global Financial Services Master Trust as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Financial Services Portfolio of Global Financial Services Master Trust as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 17, 2003


32   MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003

Officers and Directors/Trustees (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length                                                         Overseen by     Held by
                           Held         of Time                                                        Director/       Director/
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President and Chairman of Merrill Lynch Investment    122 Funds       None
Glenn*      Princeton, NJ  and          present  Managers, L.P. ("MLIM")/Fund Asset Management,        163 Portfolios
            08543-9011     Director/             L.P. ("FAM")--Advised Funds since 1999;
            Age: 63        Trustee               Chairman (Americas Region) of MLIM from 2000
                                                 to 2002; Executive Vice President of MLIM and
                                                 FAM (which terms as used herein include their
                                                 corporate predecessors) from 1983 to 2002;
                                                 President of FAM Distributors, Inc. ("FAMD") from
                                                 1986 to 2002 and Director thereof from 1991 to
                                                 2002; Executive Vice President and Director of
                                                 Princeton Services, Inc. ("Princeton Services") from
                                                 1993 to 2002; President of Princeton Administrators,
                                                 L.P. from 1989 to 2002; Director of Financial Data
                                                 Services, Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
              MLIM acts as investment adviser. Mr. Glenn is an "interested person" as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. The
              Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until
              December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of
              Directors/Trustees.

====================================================================================================================================
Independent Directors/Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Director/    1999 to  Professor Emeritus of Finance, School of Business,    48 Funds        None
Forbes      Princeton, NJ  Trustee      present  State University of New York at Albany since 2000     49 Portfolios
            08543-9011                           and Professor thereof from 1989 to 2000;
            Age: 63                              International Consultant at the Urban Institute
                                                 from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Director/    1999 to  Professor, Harvard Business School since 1989;        48 Funds        Unum Provi-
Montgomery  Princeton, NJ  Trustee      present  Director, Unum Provident Corporation since 1990;      49 Portfolios   dent Cor-
            08543-9011                           Director, Newell Rubbermaid, Inc. since 1995.                         poration;
            Age: 51                                                                                                    Newell Rub-
                                                                                                                       bermaid, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Charles C.  P.O. Box 9095  Director/    1999 to  Self-employed financial consultant since 1990;        48 Funds        None
Reilly      Princeton, NJ  Trustee      present  Partner of Small Cities Cable Television from         49 Portfolios
            08543-9095                           1986 to 1997.
            Age: 72
------------------------------------------------------------------------------------------------------------------------------------
Kevin A.    P.O. Box 9095  Director/    1999 to  Founder and Director Emeritus of The Boston           48 Funds        None
Ryan        Princeton, NJ  Trustee      present  University Center for the Advancement of Ethics       49 Portfolios
            08543-9095                           and Character; Professor of Education at Boston
            Age: 71                              University from 1982 to 1999 and Professor
                                                 Emeritus thereof since 1999.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Director/    2000 to  President, Middle East Institute from 1995 to 2001;   48 Funds        None
Suddarth    Princeton, NJ  Trustee      present  Foreign Service Officer, United States Foreign        49 Portfolios
            08543-9095                           Service from 1961 to 1995; Career Minister from
            Age: 68                              1989 to 1995; Deputy Inspector General, U.S.
                                                 Department of State from 1991 to 1994; U.S.
                                                 Ambassador to the Hashemite Kingdom of
                                                 Jordan from 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------


     MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003   33

[LOGO] Merrill Lynch Investment Managers

Officers and Directors/Trustees (unaudited) (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length                                                         Overseen by     Held by
                           Held         of Time                                                        Director/       Director/
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Directors/Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Director/    1999 to  Dean Emeritus of New York University, Leonard N.      48 Funds        Bowne &
West        Princeton, NJ  Trustee      present  Stern School of Business Administration since 1994.   49 Portfolios   Co., Inc.;
            08543-9095                                                                                                 Vornado
            Age: 65                                                                                                    Realty Trust;
                                                                                                                       Vornado
                                                                                                                       Operating
                                                                                                                       Company;
                                                                                                                       Alexander's,
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Director/    2000 to  Executive Vice President of The Prudential Insurance  48 Funds        None
Zinbarg     Princeton, NJ  Trustee      present  Company of America from 1988 to 1994; Former          49 Portfolios
            08543-9095                           Director of Prudential Reinsurance Company and
            Age: 68                              former Trustee of The Prudential Foundation;
                                                 Self-employed financial consultant since 1994.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                                    Position(s) Length
                                    Held        of Time
Name                 Address & Age  with Fund   Served*  Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund/Trust Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke      P.O. Box 9011  Vice        1999 to  First Vice President of FAM and MLIM since 1997 and Treasurer thereof since
                     Princeton, NJ  President   present  1999; Senior Vice President and Treasurer of Princeton Services since 1999;
                     08543-9011     and                  Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
                     Age: 43        Treasurer
------------------------------------------------------------------------------------------------------------------------------------
Robert C. Doll, Jr.  P.O. Box 9011  Senior      1999 to  President of MLIM and member of the Executive Management Committee of ML &
                     Princeton, NJ  Vice        present  Co., Inc. since 2001; Global Chief Investment Officer and Senior Portfolio
                     08543-9011     President            Manager of MLIM since 1999; Chief Investment Officer of Equities at
                     Age: 49                             Oppenheimer Funds, Inc. from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999; Executive Vice President of Oppenheimer Funds,
                                                         Inc. from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Walid Kassem         P.O. Box 9011  Vice        2002 to  Managing Director of MLIM since 2000; Director (Equities) of MLIM from 1998
                     Princeton, NJ  President   present  to 2000.
                     08543-9011
                     Age: 54
------------------------------------------------------------------------------------------------------------------------------------
Phillip S.           P.O. Box 9011  Secretary   2003 to  First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM
Gillespie            Princeton, NJ              present  from 2000 to 2001; Vice President (Legal Advisory) of MLIM from 1999 to
                     08543-9011                          2000 and Attorney thereof since 1998; Assistant General Counsel of
                     Age: 39                             Chancellor LGT Asset Management, Inc. from 1997 to 1998.
                     ---------------------------------------------------------------------------------------------------------------
                     * Officers of the Fund/Trust serve at the pleasure of the Board of Directors/Trustees.
------------------------------------------------------------------------------------------------------------------------------------
                     Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of
                     Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

34   MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


     MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2003   35

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch Global Financial Services Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                 #MLGFSF -- 9/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

         The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -

         The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch Global Financial Services Fund, Inc. and Global Financial Master Trust


        By: /s/ Terry K. Glenn
            --------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Global Financial Services Fund, Inc. and Global Financial Master Trust

        Date: November 21, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            --------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Global Financial Services Fund, Inc. and Global Financial Master Trust

        Date: November 21, 2003


        By: /s/ Donald C. Burke
            --------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch Global Financial Services Fund, Inc. and Global Financial Master Trust

        Date: November 21, 2003

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.